                                                                 EXHIBIT 10.2.1

                                  TELERGY, INC.

                            STOCK PURCHASE AGREEMENT

                                  TELERGY INC.
                            STOCK PURCHASE AGREEMENT

            This Stock Purchase Agreement (this "Agreement") is entered into as of November 10, 1998, by and among Telergy, Inc., a New York corporation with offices at One Telergy Parkway, East Syracuse, New York 13057 (the "Company"), and Niagara Mohawk Energy, Inc., a Delaware corporation with offices at 507 Plum Street, Syracuse, New York 13204 (the "Purchaser") and, with respect to Sections
5.1 and 5.4 only, Kevin J. Kelly and Brian P. Kelly (the "Founders").

                                    RECITALS

      WHEREAS, the Company desires to issue and sell an aggregate of eighty-three thousand, three hundred thirty-four (83,334) shares of its Class A common stock, $.0001 par value(the "Class A Common Stock") on the terms and conditions set forth herein;

      WHEREAS, the Purchaser desires to purchase an aggregate of eighty-three thousand, three hundred thirty-four (83,334) shares of the Class A Common Stock (the "Shares") on the terms and conditions set forth herein;

            WHEREAS, the Company and the Purchaser are amending the Conversion Rights Agreement, dated as of April 24, 1998 (the "Conversion Rights Agreement"), between the Company and the Purchaser simultaneously with the execution hereof; and

            NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. SALE OF THE SHARES

      1.1 Sale and Purchase

      Immediately following the execution hereof, the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company, the Shares at a purchase price of $120 per Share for the aggregate purchase price of Ten Million Eighty Dollars ($10,000,080), payable by certified check in immediately available funds.

      1.2 Deliveries by the Company

            Upon receipt of the purchase price pursuant to Section 1.1, the Company will deliver to the Purchaser a certificate representing the Shares. Simultaneous therewith the Company will deliver to Purchaser (i) its Financial Statements (as defined herein) subject to the Confidentiality Agreement by and between the Company and the Purchaser, (ii) a certificate dated as of the date hereof, signed by the Chief Executive Officer of the Company, certifying that the representations and warranties set forth in Section 2 of this Agreement are true and correct as of the date hereof, (iii) the opinion of internal legal counsel of the Company substantially in the form attached hereto as Exhibit A, and (iv) a copy of Amendment No. 1 to the Conversion Rights Agreement, dated as of the date hereof, duly executed by an executive officer of the Company.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      As of the date hereof, the Company hereby represents and warrants to the Purchaser as follows:

      2.1 Organization, Good Standing, and Qualification

      Each of the Company and each of its Subsidiaries is a corporation, limited liability company, or partnership duly organized, validly existing and in good standing under the laws of the State of New York (and in the case of Telergy Canada, Inc., New Brunswick, Canada). For purposes of this Agreement, a "Subsidiary" of the Company shall mean a corporation, partnership, limited liability company, joint venture or other entity of which 50% or greater of the voting power of the equity securities or other equity interests is owned, directly or indirectly, by the Company or any Subsidiary of the Company. The Company and each of its Subsidiaries has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business. Exhibit B sets forth the Company's Subsidiaries and the other persons, if any, holding equity interests in such Subsidiaries, including affiliates thereof. Except as set forth in Section 2.1 of Schedule I, all of the equity interests of the Company in such Subsidiaries are owned by the Company or another Subsidiary of the Company, free and clear of any liens, and are not subject to any options, warrants or other rights to purchase any such interests. Except as set forth on Exhibit B, the Company does not have any direct or indirect equity interest in any other corporation, partnership, limited liability company, joint venture or other entity.

      2.2 Capitalization; Voting Rights

            As of the date hereof, the authorized capital stock of the Company consists of (a) nine million, nine hundred ninety-nine thousand, nine hundred (9,999,900) shares of Class A Common Stock, of which two million, seven hundred forty-three thousand, four hundred and eighty-three (2,743,483) shares are issued and outstanding (prior to the issuance of the Shares), and (b) one hundred (100) shares of Class C Common Stock, $.0001 par value, all of which are issued and outstanding. All issued and outstanding shares of the Company's Class A Common Stock and Class C Common Stock and the equity interests in the Subsidiaries (i) have been duly authorized and validly issued, (ii) are fully paid and nonassessable, and (iii) were offered, sold, and issued in compliance with all applicable state and federal laws concerning the offering, sale and issuance of securities. Other than as set forth in Section 2.2 of Schedule I, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or shareholder agreements, or agreements of any kind for the purchase or acquisition from the Company or any Subsidiary of any of its securities, nor are there any securities convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries. None of the Company nor any of its Subsidiaries has any bond, debentures, notes or other obligations the holders of which have the right to vote with the shareholders of the Company.

When issued in compliance with the provisions of this Agreement, the Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed. Attached hereto as Exhibit C is a copy of the Company's Restated Certificate of Incorporation, as amended through the date hereof.

      2.3 Authorization; Binding Obligations

      Except as set forth in Section 2.3 of Schedule I, all corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder and the authorization, sale, issuance and delivery of the Shares pursuant hereto has been taken; and the Company has all requisite corporate power and authority to execute this Agreement, to sell, issue, and deliver the Shares and to carry out the provisions of this Agreement. This Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; (ii) general principles of equity that restrict the availability of equitable remedies; and (iii) to the extent that the enforceability of the indemnification provisions in Section 6.6 may be limited by applicable laws. The sale of the Shares are not and will not be subject to any preemptive rights or rights of first refusal.

      2.4 Financial Statements

      The Company has provided the Purchaser (i) its audited balance sheet as at December 31, 1997 and audited statement of income for the year ending December 31, 1997 and (ii) its unaudited balance sheet as at June 30, 1998 and unaudited statement of income for the six month period ending June 30, 1998 (collectively, the "Financial Statements"). The Financial Statements, together with the notes thereto, are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and position and results of operation of the Company on a consolidated basis as of December 31, 1997 and June 30, 1998, provided, however, that the unaudited financial statements are subject to normal year-end audit adjustments (which are not expected to be material in amount or effect), and do not contain all footnotes and other presentation items required under generally accepted accounting principles.

      2.5 Liabilities

      Except as set forth in Section 2.5 of Schedule I, the Company has no material liabilities and, to the best of its knowledge, knows of no material contingent liabilities not disclosed in the Financial Statements. The Company and its Subsidiaries have no liability for any obligations of KCI Long Distance, Inc. or any of its predecessors or successors.

      2.6 Agreements; Action

      Except as set forth in Section 2.6 of Schedule I:

            (a) There are no agreements, understandings or proposed transactions between the Company or any of its Subsidiaries and any of its, or their, officers and directors.

            (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company or any of its Subsidiaries are a party or to its knowledge by which it is bound or to which its assets are subject which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company and its Subsidiaries in excess of $100,000 (other than obligations of, or payments to, the Company or any of its Subsidiaries arising from purchase or sale agreements entered into in the ordinary course of business), or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its Subsidiaries (other than licenses arising from the purchase of "off the shelf" or other standard products), or (iii) provisions restricting or affecting the development or distribution of services of the Company or any of its Subsidiaries, or (iv) indemnification by the Company or any of its Subsidiaries with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale agreements entered into in the ordinary course of business).

            (c) The Company and, with respect to (i), (iii) and (iv), any of its Subsidiaries, has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities (other than with respect to dividend obligations, distributions, indebtedness and other obligations incurred in the ordinary course of business or as disclosed in the Financial Statements) individually in excess of $100,000 or, in the case of indebtedness and/or liabilities individually less than $100,000, in excess of $200,000 in the aggregate,
                  (iii) made any loans or advances to any person, other than advances in the ordinary course of business not to exceed $100,000 individually or $200,000 in the aggregate, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business.

            (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

      2.7 Obligations to Related Parties

      There are no obligations of the Company or any of its Subsidiaries to their respective officers, directors, shareholders, or employees other than (a) for compensation for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company or any of its Subsidiaries, and (c) for other standard employee benefits made or to be made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company).

      2.8 Changes

            Except as set forth in Section 2.8 of Schedule I, since June 30, 1998, there has not been to the Company's knowledge:

            (a) Any change in the assets, liabilities, financial condition or operations of the Company or Telergy Central, LLC from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition or operations of the Company and Telergy Central, LLC, or any change in the assets, liabilities, financial condition or operations of the other Subsidiaries, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition or operations of such other Subsidiaries;

            (b) Any resignation or termination of any key officers of the Company or any of its Subsidiaries; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

            (c) Any material change in the contingent obligations of the Company or any of its Subsidiaries by way of guaranty, endorsement, indemnity, warranty or otherwise;

            (d) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company and its Subsidiaries, taken as a whole;

            (e) Any waiver by the Company or any of its Subsidiaries of a valuable right or of a material debt owed to it;

            (f) Any direct or indirect loans made by the Company or any of its Subsidiaries to any shareholder, employee, officer or director of the Company or any of its Subsidiaries, other than advances made in the ordinary course of business;

            (g) Any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

            (h) Any declaration or payment of any dividend or other distribution of the assets of the Company or any Subsidiary of the Company that is not wholly-owned;

            (i) Any labor organization activity involving the Company or any of is Subsidiaries;

            (j) Any debt, obligation or liability incurred, assumed or guaranteed by the Company or any of its Subsidiaries, except those for immaterial amounts or for current liabilities incurred in the ordinary course of business;

            (k) Any sale, assignment or transfer by the Company or any of its Subsidiaries of any patents, trademarks, copyrights, trade secrets or other intangible assets;

            (l) Any change in any agreement to which the Company or any of its Subsidiaries is a party or by which it is bound which is reasonably likely to materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company and its Subsidiaries, taken as a whole, including compensation agreements with employees of the Company or any of its Subsidiaries;

            (m)   Any capital expenditures greater than $10,000,000.00;

            (n) Any loss or threatened loss of any supplier or customer of the Company or any of its Subsidiaries which has had or could reasonably be expected to have a material adverse effect on the Company and its Subsidiaries; or

            (o) Any other event or condition of any character that, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition, operations or prospects of the Company.

      2.9 Title to Properties and Assets; Liens, etc.

            Except as set forth in Section 2.9 of Schedule I, the Company and each of its Subsidiaries has good and marketable title to its properties and assets, including the properties and assets reflected in the balance sheet as at June 30, 1998 (included in the Financial Statements), and good title to its leasehold estates, to the Company's knowledge, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) those resulting from taxes which have not yet become delinquent, and (ii) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company and its Subsidiaries. The Company and its Subsidiaries have such title in the rights-of-way granted to the applicable Subsidiary of the Company pursuant to the right-of-occupancy agreements set forth in Section 2.9 of Schedule I as is necessary for the Company and its Subsidiaries to operate in the manner in which they have operated to the date hereof and intend to operate in the future to install and operate fiber optic telecommunications facilities and to provide telecommunications services to customers through such facilities.

      2.10 Patents and Trademarks

      The Company and each of its Subsidiaries owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, information and other proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted, without any known infringement of the rights of others. Except as set forth in Section 2.10 of Schedule I, there are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase "off the shelf" of standard products. Except as set forth in
Section 2.10 of Schedule I, neither the Company nor any of its Subsidiaries has received any communications alleging that the Company or any of its Subsidiaries has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. Neither the Company nor any of its Subsidiaries is aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or any of its Subsidiaries or that would conflict with the business of the Company and its Subsidiaries as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the business of the Company and its Subsidiaries by the employees of the Company and its Subsidiaries, nor the conduct of the business of the Company and its Subsidiaries as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company or any of its Subsidiaries, except for inventions, trade secrets or proprietary information that have been assigned to the Company.

      2.11 Compliance with Other Instruments

      Except as set forth of Section 2.11 of Schedule 1, the Company is not in violation or default of any term of its Restated Articles or bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Company or any of its Subsidiaries which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company and its Subsidiaries taken as a whole. The execution, delivery, and performance of and compliance with this Agreement and the issuance and sale of the Shares pursuant hereto, will not result in any violation of, or be in conflict with or constitute a default under, any of the foregoing, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any of its Subsidiaries or the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to the Company or any of its Subsidiaries, their respective businesses or operations or any of their respective assets or properties.

      2.12 Litigation

      Except as set forth in Section 2.12 of Schedule I, there is no action, suit, proceeding or investigation pending or to the Company's knowledge currently threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into such Agreement, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company and its Subsidiaries taken as a whole, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the employees of the Company or any of its Subsidiaries, their use in connection with the business of the Company or its Subsidiaries of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. Neither the Company nor any of its Subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

      2.13 Tax Returns and Payments

      The Company and each of its Subsidiaries has filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Company's knowledge all other taxes due and payable by the Company and each of its Subsidiaries have been paid or will be paid prior to the time they become delinquent.

      2.14 Employees

      Neither the Company nor any of its Subsidiaries has any collective bargaining agreement with any of its employees. There is no labor union organizing activity pending or, to the knowledge of the Company or any of its Subsidiaries, threatened with respect to the Company or any of its Subsidiaries. Except as set forth in Section 2.14 of Schedule I, no employee has any agreement or contract, written or verbal, regarding his employment. To the knowledge of the Company and each of its Subsidiaries, no employee of the Company and each of its Subsidiaries, nor any consultant with whom the Company and each of its Subsidiaries has contracted, is in violation of any term of any employment contract, patent disclosure agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company or its Subsidiaries because of the nature of the business to be conducted by the Company or its Subsidiaries; and to the knowledge of the Company and each of its Subsidiaries, the continued employment by the Company and its Subsidiaries of its present employees, and the performance of the contracts of the Company and each of its Subsidiaries with its independent contractors, will not result in any such violation. Neither the Company nor any of its Subsidiaries has received any notice alleging that any such violation has occurred. Except as set forth in
Section 2.14 of Schedule I, each employee is employed on an "at will" basis and has no right to any material compensation following termination of employment with the Company or its Subsidiaries. Neither the Company nor any of its Subsidiaries is aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company or its Subsidiaries, nor does the Company nor any of its Subsidiaries have a present intention to terminate the employment of any officer, key employee or group of key employees. Neither the Company nor any of its Subsidiaries has ever maintained, sponsored or contributed to, or been obligated to contribute to, any employee pension benefit plan as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended.

      2.15 Obligations of Management

      Each officer of the Company and its Subsidiaries is currently devoting substantially all of such officer's business time to the conduct of the business of the Company and the respective Subsidiaries. The Company is not aware of any officer or key employee of the Company or its Subsidiaries planning to work less than full time for the Company or its respective Subsidiaries in the future.

      2.16 Registration Rights

      Except as set forth in Section 2.16 of Schedule I or as required pursuant to Section 4.3(b) and Article 6 hereof, the Company is presently not under any obligation, and has not granted any rights, to register (as defined in Section
6.1 hereof) any of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

      2.17 Compliance with Laws; Permits

      To its best knowledge, neither the Company nor any of its Subsidiaries is in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company and its Subsidiaries taken as a whole. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Shares. The Company and its Subsidiaries have, or is in the process of obtaining, all franchises, permits, licenses and any similar authority necessary for the conduct of their respective businesses as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company and its Subsidiaries taken as a whole and the Company believes it or the applicable Subsidiary can obtain, without undue burden or expense, any similar authority for the conduct of the business as planned to be conducted.

      2.18 Environmental and Safety Laws

      To the Company's knowledge, and except for such matters that, alone or in the aggregate, are not reasonably likely to have a material adverse effect on the business assets, liabilities, financial condition, operations or prospects of the Company and its Subsidiaries taken as a whole: (i) the Company and its Subsidiaries have complied at all times with all applicable Environmental Laws;
(ii) no property currently owned or operated by the Company or any of its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) is contaminated with any Hazardous Substances; (iii) no property formerly owned or operated by the Company or any of its Subsidiaries was contaminated with any Hazardous Substance during or prior to such period of ownership or operation; (iv) except as may be provided in any right-of-way or franchise agreement set forth in Schedule I, neither the Company nor any of its Subsidiaries is subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) neither the Company nor any of its Subsidiaries has been associated with any release or threat of release of any Hazardous Substance; (vi) neither the Company nor any of its Subsidiaries has received any notice, demand, letter, claim or request for information alleging that the Company or any of its Subsidiaries may be in violation of or subject to liability under any Environmental Law; (vii) neither the Company nor any of its Subsidiaries is subject to any order, decree, injunction or other arrangement with any governmental entity or any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances; and (viii) except as may be provided in any right-of-way or franchise agreement, there are no other circumstances or conditions involving the Company or any of its Subsidiaries that could reasonably be expected to result in any claim, liability, investigation, cost or restriction on the ownership, use, or transfer of any property pursuant to any Environmental Law.

      As used herein, the term "Environmental Law" means any federal, state, local or foreign statute, law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) the protection, investigation or restoration of the environment, health, safety, or natural resources, (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (C) noise, odor, indoor air, employee exposure, wetlands, pollution, contamination or any injury or threat of injury to persons or property relating to any Hazardous Substance.

      As used herein, the term "Hazardous Substance" means any substance that is: (A) listed, classified or regulated pursuant to any Environmental Law; (B) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive material or radon; and (C) any other substance which may be the subject of regulatory action by any government entity in connection with any Environmental Law.

      2.19 Offering Valid

      Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4.3 hereof, the offer, sale and issuance of the Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

      2.20 Full Disclosure

      This Agreement, the Exhibits and Schedule hereto, and all other documents provided or made available by the Company to the Purchaser or its respective attorneys or agents in connection herewith or with the transactions contemplated hereby, do not contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein not misleading and the Company has no knowledge of any facts or circumstances that would make any of the information contained in such documents untrue or inaccurate in any material respect, nor has anything occurred since such information was provided to the Purchaser which renders any statement therein untrue or inaccurate in any material respect. There are no facts which (individually or in the aggregate) materially adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company and its Subsidiaries taken as a whole that have not been set forth in this Agreement, the Exhibits and Schedule hereto, or in other documents delivered to the Purchaser or its attorneys or agents in connection herewith.

      2.21 Minute Books

      The minute books of the Company made available to the Purchaser contain a complete summary of all meetings and actions by written consent of directors and shareholders since the time of incorporation.

      2.22 Insurance

      The Company has fire, liability and casualty insurance policies with coverage customary for companies similarly situated to the Company.

      2.23 Year 2000

      The Company is reviewing its operations and those of its Subsidiaries and major commercial counterparties with a view to assessing whether it or its Subsidiaries' respective businesses networks or products will, in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data, be vulnerable to a Year 2000 Issue (including those business and economic risks resulting from the failure of key customers, trade counterparties and suppliers of the Company and its Subsidiaries to properly quantify, address and resolve a Year 2000 Issue). Based on such review as of the date hereof, the Company has no reason to believe that the businesses or operations of the Company or any of its Subsidiaries will suffer a material adverse effect resulting from a Year 2000 Issue. For purposes of this Agreement, the term "Year 2000 Issue", with respect to any person, shall mean any significant risk that computer hardware, software or equipment containing embedded microchips utilized in the business or operations of such person will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively and reliably as in the case of times or time periods occurring before January 1, 2000, including the making of accurate leap year calculations, and which will materially adversely affect the Company and its Subsidiaries.

3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

      As of the date hereof, the Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

      3.1 Requisite Power and Authority

      The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on the Purchaser's part required for the lawful execution and delivery of this Agreement has been taken. Upon its execution and delivery, this Agreement will be a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (ii) general principles of equity that restrict the availability of equitable remedies, and (iii) to the extent that the enforceability of the indemnification provisions of Section 6.6 of Article 6 hereof may be limited by applicable laws.

      3.2 Consents

      No consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with any governmental or banking authority on the part of the Purchaser are required in connection with the consummation of the transactions contemplated in this Agreement.

      3.3 Investment Representations

      The Purchaser understands that the Shares have not been registered under the Securities Act. The Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser's representations contained in this Agreement. The Purchaser hereby represents and warrants as follows:

            (a) Purchaser Bears Economic Risk

            The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Except as otherwise contemplated herein, the Purchaser understands that the Company has no present intention of registering the Shares. The Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Purchaser to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times such Purchaser might propose.

            (b) Acquisition for Own Account

            The Purchaser is acquiring the Shares for the Purchaser's own account for investment only, and not with a view towards their distribution.

            (c) Purchaser Can Protect Its Interest

            The Purchaser represents that by reason of its, or of its management's, business or financial experience, the Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, the Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in this Agreement.

            (d) Accredited Investor

            The Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

            (e) Company Information

            The Purchaser has received and read the Financial Statements (and such other Company documents delivered in response to the Purchaser's formal due diligence request) and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. The Purchaser has also had the opportunity to ask questions of and receive answers from the Company and its management regarding the terms and conditions of this investment.

            (f) Rule 144

            The Purchaser acknowledges and agrees that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the number of shares being sold during any three-month period not exceeding specified limitations.

4. RETURN OF INVESTMENT

      4.1 Current Return

      The Company will pay the Purchaser a twenty percent (20%) per annum simple rate of return on the purchase price of the Shares (the "Current Return") on the terms and conditions set forth in this Article 4. The Current Return will be paid annually on the anniversary date of this Agreement until the earliest to occur of two specific trigger points ("Trigger Points") and will be based upon a 365 day year. The Current Return may be paid in cash or additional shares of Class A Common Stock at the election of the Company. If paid in shares, such shares will be valued at $100 per share for purposes of such payments.

      4.2 Capital Return

      In addition to the Current Return, the Company may pay the Purchaser a further return (the "Capital Return") at the Trigger Points as set forth in this
Article 4. The Current Return and the Capital Return are together referred to in this Agreement as the "Return".

      4.3 Payment of the Return

            (a) The first Trigger Point for the payment of the Return is the date the Purchaser may sell all of its Shares in the public market following an initial public offering of shares of Class A Common Stock by the Company, which date is the date on which any market stand-off period under Section 6.4 expires and the Purchaser is permitted to sell all of its Shares under Rule 144 or another exemption under the Securities Act. The Company will notify the Purchaser of the occurrence of such date (the "Expiration Date") and will promptly pay the Purchaser the Current Return calculated from the last payment date of the Current Return through the Expiration Date. If the Fair Market Value is less than $180 per Share (the "Target Price") then the Company will also pay to the Purchaser a Capital Return per Share equal to the difference between the Target Price and the Fair Market Value. For purposes of this Section 4.3(a), "Fair Market Value" shall mean the average of: the closing prices quoted on any exchange on which the Company's Common Stock is listed; the closing prices of the Company's Common Stock on the NASDAQ National Market or NASDAQ SmallCap Market; or the bid and asked prices of the Company's Common Stock quoted in the Over-the-Counter Market Summary if not listed on any exchange or the NASDAQ system; as reported in the Eastern Edition of The Wall Street Journal for the ten (10) trading days immediately prior to the Expiration Date. The Capital Return may be paid in cash or additional shares of Class A Common Stock at the election of the Purchaser, provided, however, to the extent the Purchaser elects to receive the Capital Return in cash, such amount shall be due and payable within thirty (30) days after the Expiration Date. If paid in shares, such shares would be valued at the Fair Market Value on the Expiration Date.

            (b) If the Company has not completed an initial public offering of shares of Class A Common Stock prior to November 1, 2001, the Purchaser may thereafter notify the Company of its desire to have its Shares repurchased by the Company by delivering to the Company a notice to such effect (the "Repurchase Notice"). The second Trigger Point for the payment of the Return is the date the Repurchase Notice is deemed given to the Company (as determined by Section 7.9 below, the "Repurchase Date"). Upon delivery of the Repurchase Notice, the Company will promptly pay the Purchaser the Current Return calculated from the last payment of Current Return through the Repurchase Date. In addition, subject to the terms of this Section 4.3, within thirty (30) days after receipt of the Repurchase Notice, the Company will repurchase the Shares at a per Share price in cash equal to the sum of (i) the initial purchase price ($120 per share); and (ii) an assumed Capital Return ($60 per Share) (the "Assumed Capital Return"). If the Company does not have funds sufficient to repurchase the Shares or is contractually or otherwise prohibited from repurchasing the Shares, the Company will have six (6) months from the Repurchase Date in which to obtain the funds necessary to repurchase the Shares and complete the repurchase; or, in lieu thereof, at the Purchaser's election, the Company will promptly file a registration statement with the Securities and Exchange Commission, registering the Shares and such additional shares of Class A Common Stock to be issued by the Company as may be required to pay the Return in accordance with Article 6. The number of shares to be registered will be equal to (x) the initial number of Shares purchased plus (y)(i) shares representing the Assumed Capital Return based upon a per share price equal to the anticipated offering price and (ii) shares representing the Current Return calculated from the last payment of Current Return through the Repurchase Date and based upon a $100 per share price (the "Demand Registration Price").

            (c) Additional terms and conditions of the registration are set forth in Article 6. The specific prices and values per Share set forth in this Section 4.3, including among others, the Target Price, initial purchase price, Assumed Capital Return, and the Demand Registration Price will be appropriately adjusted for stock splits, stock combinations, stock dividends and recapitalizations and reorganizations by the Company.

5. COVENANTS

      5.1 Board of Representation

      As soon as practicable following the date hereof, the Board of Directors of the Company shall be composed of and fixed at seven members, one whom shall be designated by the Purchaser. So long as the Purchaser holds 62,500 shares of Class A Common Stock (or such other number of shares of Class A Common Stock or other securities into which 62,500 shares may be converted or exchanged as a result of any stock split, stock dividend, reverse stock split, recombination, reclassification, recapitalization, reorganization, merger, consolidation or any other similar action), the Founders shall vote or cause to be voted its shares of the Company's capital stock in favor of the re-election of the Purchaser's designee to the Board. Such designee shall be entitled to access such information of the Company and its Subsidiaries as shall permit such designee to effectively function as a director. Likewise, the Purchaser agrees that, so long as it is the beneficial owner of capital stock of the Company, it shall vote or cause to be voted all of its shares in favor of the re-election of the Founders to the Board.

      5.2 Additional Shares

      The Company may sell to any other persons shares of Class A Common Stock (the "Additional Shares") within the period commencing on the date hereof and ending on the six (6) month anniversary of the date hereof, only pursuant to one or more stock purchase agreements, which shall be on terms no more advantageous to such persons then the terms hereof are to the Purchaser and only at a per share purchase price of not less than $120.

      5.3 "Market Stand-Off" Agreement

      Except for sales in connection with an initial public offering and in accordance with Section 6.3, or pursuant to Section 4.3(b), the Purchaser agrees, if requested by the Company and the underwriter of Class A Common Stock of the Company, not to sell or otherwise transfer or dispose of any Class A Common Stock of the Company held by the Purchaser during the one hundred eighty
(180) day period following the effective date of any registration statement of the Company filed under the Securities Act with respect to any underwritten public offering of Class A Common Stock by the Company, provided that:

            (a) such agreement shall only apply to the first such registration statement of the Company; and

            (b) The Company's officers and directors as well as the holders of a majority of the capital stock not held by officers and directors of the Company shall also enter into similar agreements.

Such agreement shall be in writing in a form satisfactory to the Company, the Purchaser and such underwriter. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of said one hundred eighty (180) day period.

      5.4 Intercompany Transactions

      The Company covenants and agrees that any transactions between the Company and its Subsidiaries or between the Company (and its Subsidiaries), and either the Founders or companies controlled by the Founders or their immediate family members shall be at arms-length upon commercially reasonable terms and conditions, and the Founders covenant and agree that actions taken by them as Directors of the Company shall at all times be consistent with and satisfy their fiduciary obligations under New York law.

6. REGISTRATION RIGHTS

      6.1 Certain Definitions. As used in this Article 6, the following terms have the following meanings:

      "Commission" shall mean the Securities and Exchange Commission.

      "Registrable Securities" shall mean (i) the Shares, (ii) shares of Class A Common Stock issued pursuant to Article 4, (iii) any Class A Common Stock issued in respect of that certain Conversion Rights Agreement dated April 24, 1998 by and between the Company and the Purchaser, as amended by Amendment No. 1 dated November 10, 1998, and (iv) any Class A Common Stock issued in respect of such securities upon any stock split, stock dividend, recapitalization or similar event.

      "Registration" and the related terms "register" and "registered" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

      "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Section 6.2 or Section 6.3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursement of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company and expenses of regular annual and periodic audits, which shall be paid in any event by the Company) and the expenses associated with the Company's obligations under
Section 6.5 hereof.

      "Restricted Securities" shall refer collectively to the securities of the Company required to bear a legend under applicable securities laws.

      "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

      "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for the Purchaser.

      6.2 Required Registration. If required pursuant to Section 4.3 hereof, the Company shall register shares of Class A Common Stock for the Purchaser in accordance with the terms of this Article 6. Upon the obligation to register shares of Class A Common Stock for Purchaser, the Company shall notify all other parties having piggyback registration rights as of the date hereof of its intent to register such shares and include in such registration any Registrable Securities such other parties which they request by notice be included in such registration. Except for the foregoing and for securities for the Company's own account, no other securities may be included in such registration statement. Subject to the terms and conditions of this Article 6, the Company shall promptly effect such registration (and any related qualification under state blue sky laws and other compliance filings). Only Registrable Securities may be included in any registration.

      6.3 Piggyback Registration Rights

            (a) If the Company shall determine to register any of its securities either for its own account or the account of any security holder or holders (other than the Purchaser), other than a registration relating solely to employee benefit plans or pursuant to a registration statement on Form S-4 or the then equivalent of such form, the Company will:

                  (i)   Promptly give to the Purchaser written notice thereof;
                        and

                  (ii) Except as set forth in Section 6.3(b), include in such registration (and any related qualification under state blue sky laws and other compliance filings, and in any underwriting involved therein), all the Registrable Securities specified in a written request or requests, given by the Purchaser within fifteen (15) days after the written notice from the Company is given.

            (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Purchaser as part of the written notice given pursuant to Section 6.3(a)(i). In such event the right of the Purchaser to registration pursuant to this
                  Section 6.3 shall be conditioned upon the Purchaser's participation in such underwriting and the inclusion of the Purchaser's Registrable Securities in the underwriting to the extent provided herein. The Purchaser, together with the Company and the other persons distributing their securities through such underwriting, shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected or approved for underwriting by the Company. Notwithstanding any other provision of this Section 6.3, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Purchaser's Registrable Securities which would otherwise be underwritten pursuant hereto. The Company shall so advise all persons requesting registration of the number of shares of securities that are entitled to be included in the registration and underwriting, allocated in the following manner: (i) first, the number of securities which the Company proposes to offer and sell for its own account, and (ii) to the extent permitted by the underwriter, there shall be included in such registration that number of securities which persons having registration rights shall have requested to be included in such registration, with any limitation on the number of securities so included to be imposed pro rata on Purchaser and all other persons to the extent they request inclusion therein. If the Purchaser or any other security holder requesting registration disapproves of the term of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

      6.4 Expense of Registration. All Registration Expenses incurred on behalf of the Purchaser in connection with any registration, qualification or compliance pursuant to this Article 6 shall be borne by the Company, and all Selling Expenses (other than Selling Expenses incurred pursuant to Section 4.3(b) hereof which shall be borne by the Company) shall be borne by the Purchaser and all other holders of the securities so registered pro rata on the basis of the number of their shares so registered.

      6.5 Registration Procedures. In the case of each registration effected by the Company pursuant to this Article 6, the Company will advise the Purchaser in writing as to the initiation of each registration and as to the completion thereof. The Company will:

            (a) Keep such registration effective for a period of ninety (90) days or until the Purchaser has completed the distribution described in the registration statement relating thereto, whichever first occurs.

            (b) Furnish such number of prospectuses and other documents incident thereto as the Purchaser from time to time may reasonably request.

            (c) Register or qualify the Registrable Securities covered by such registration under such other securities or blue sky laws of such jurisdiction (subject to the approval of any managing underwriter involved) as the Purchaser shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Purchaser to consummate the disposition in such jurisdictions of the Registrable Securities; provided, however, that the Company shall not be obligated, by reason thereof, to qualify as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify or consent to general service of process in any such jurisdiction or subject itself to taxation as doing business in any such jurisdiction.

            (d) Notify the Purchaser promptly after the Company shall receive notice or have knowledge that any registration statement, supplement or amendment has become effective, any registration statement is required to be amended or supplemented, any stop order has been issued, the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of a proceeding for that purpose, or of the happening of any event as a result of which, the prospectus included in such registration statement as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

            (e) Make every reasonable effort to obtain at the earliest possible moment the withdrawal of any order suspending the effectiveness of a registration statement or suspending the qualification of any of the Registrable Securities for sale in any jurisdiction.

            (f) Promptly prepare and furnish to the Purchaser a reasonable number of copies of a supplement to or an amendment of a prospectus as may be necessary so that such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

            (g) Include the Registrable Securities for listing on any national securities exchange or the NASDAQ system on which the Company's Class A Common Stock is listed.

            (h) Make available for inspection by a representative of the Purchaser, any underwriters participating in any disposition pursuant hereto, and any attorney or accountant retained by the Purchaser or such underwriters, upon reasonable notice during normal business hours all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; provided that any such records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order.

            (i) Make generally available to its securities holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

      6.6 Indemnification

            (a) In the event of the registration of the Purchaser's Registrable Securities under the Securities Act pursuant to this Article 6, the Company will indemnify and hold harmless the Purchaser, each underwriter, if any, of such shares, and each other person, if any, who controls the Purchaser or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Purchaser, the underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein (as such may be amended or supplemented), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements contained therein not misleading (including, without limitation, all information incorporated by reference in such registration statements and prospectuses), and will reimburse the Purchaser, each such underwriter, and each such controlling person for any legal or any other expenses reasonably incurred by the Purchaser, such underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary prospectus, or such final prospectus (as such may be amended or supplemented) in reliance upon and in conformity with, written information furnished to the Company by the Purchaser, the underwriter or controlling person specifically for use in preparation thereof.

            (b) In the event of the registration by the Company of any of the Purchaser's Registrable Securities, the Purchaser will indemnify and hold harmless the Company, each underwriter and each person who controls the Company or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any prospectus or preliminary prospectus contained therein, or amendment or supplement thereto, or arises out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements contained therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with, written information furnished to the Company by the Purchaser specifically for use in connection with the preparation thereof; and will reimburse the Company, each such controlling person, and each such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

            (c) Each party entitled to indemnification under this Section 6.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6.6. No Indemnifying Party, in the defense of any such claim of litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

      6.7 Information by the Purchaser. The Purchaser shall furnish in writing to the Company such information regarding the Purchaser as the Company may reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Article 6.

      6.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

            (a) Use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the

                  Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

            (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") at any time during which it is subject to such reporting requirements; and

            (c) So long as the Purchaser owns any Restricted Securities, furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time during which it is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing the Purchaser to sell any such securities without registration.

      6.9 Transfer of Registration Rights. The right to cause the Company to register Registrable Securities pursuant to this Article 6 may be assigned by the Purchaser to a transferee of Registrable Securities, provided (i) the Company is, within a reasonable time after such transfer furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and (ii) the transferee or assignee agrees in writing to be bound by the provisions of this Agreement.

      6.10 Termination of Registration Rights. The right to cause the Company to register securities granted by the Company under this Article 6 shall terminate with respect to any Purchaser at such time as all of the Registrable Securities of such Purchaser can be sold (in a single transaction) in accordance with Rule 144.

7. MISCELLANEOUS

      7.1 Governing Law

      This Agreement shall be governed in all respects by the laws of the State of New York as such laws are applied to agreements between New York residents entered into and performed entirely in New York.

      7.2 Survival

      The representations and warranties made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby for a period of two (2) years, except that the representations and warranties set forth in Section 2.1 and 2.3 shall survive until the termination of the Company's existence. The covenants and agreements made herein shall survive until they expire by their own terms. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date hereof.

      7.3 Successors and Assigns

      Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

      7.4 Entire Agreement

      This Agreement, the Exhibits and Schedule hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

      7.5 Separability

      In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      7.6 Amendment

      This Agreement may be amended or modified only upon the written consent of the Company and holders of at least a majority of the Shares.

      7.7 Waiver

      The obligations of the Company and the rights of the holders of the Shares under this Agreement may be waived only with the written consent of the holders of at least a majority of the Shares.

      7.8 Delays or Omissions

      It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Restated Articles, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Purchaser's part of any breach, default or noncompliance under this Agreement or under the Restated Articles or any waiver on such party's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Restated Articles, bylaws, or otherwise afforded to any party, shall be cumulative and not alternative.

      7.9 Notices

      All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

            (a)   if to the Company, to:

                  Telergy, Inc.
                  One Telergy Parkway
                  East Syracuse, NY 13057
                  Attn:  Chief Executive Officer
                  Facsimile:  (315) 433-5358

                  with a copy to:

                  Telergy, Inc.
                  20 Corporate Woods
                  Albany, NY 12207
                  Attn:  General Counsel
                  Facsimile:  (518) 463-9937

                  with an additional copy to:

                  Pepe & Hazard LLP
                  Goodwin Square
                  225 Asylum Street
                  Hartford, CT 06103
                  Attn:  Walter W. Simmers, Esq.
                  Facsimile:  (860) 522-2796

            (b)   if to the Founders, to:

                  Messrs. Kevin and Brian Kelly
                  c/o Telergy, Inc.
                  One Telergy Parkway

                  East Syracuse, NY 13057
                  Attn:  Chief Executive Officer
                  Facsimile:  (315) 433-5358

                  with a copy to:

                  Telergy, Inc.
                  20 Corporate Woods
                  Albany, NY 12207
                  Attn:  General Counsel
                  Facsimile:  (518) 463-9937

                  with an additional copy to:

                  Pepe & Hazard LLP
                  Goodwin Square
                  Hartford, CT 06103
                  Attn:  Walter W. Simmers, Esq.
                  Facsimile:  (860) 522-2796

            (c)   if to the Purchaser, to:

                  Niagara Mohawk Energy, Inc.
                  507 Plum Street
                  Syracuse, NY 13204
                  Attn: Treasurer
                  Facsimile: (315) 460-3338

                  with a copy to:

                  Niagara Mohawk Energy, Inc.
                  507 Plum Street
                  Syracuse, NY 13204
                  Attn: General Counsel
                  Facsimile: (315) 460-3338

                  with an additional copy to:

                  Sullivan & Cromwell
                  1701 Pennsylvania Avenue
                  Washington, DC 20006
                  Attn: Janet T. Geldzahler, Esq.
                  Facsimile: (202) 956-7619

      7.10 Expenses

      Each of the parties shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

      7.11 Attorney's Fees

      In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

      7.12 Titles and Subtitles

      The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

      7.13 Counterparts

      This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      7.14 Broker's Fees

      Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 7.14 being untrue.

              [Remainder of page has been intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

                                    COMPANY:

                                    TELERGY, INC.

                                    By: /s/Brian Kelly
                                        -----------------------
                                    Name: Brian Kelly
                                    Title: C.E.O.


                                    NIAGARA MOHAWK ENERGY, INC.

                                    By: /s/J. Phillip Franzier
                                        -----------------------
                                    Name: J. Phillip Frazier
                                    Title: C.F.O. & President


                                    FOUNDERS
                                    (only as to Sections 5.1 and 5.4 hereof)

                                    /s/Kevin J. Kelly
                                    ----------------------------
                                    Kevin J. Kelly, individually

                                    /s/Brian Kelly
                                    ----------------------------
                                    Brian P. Kelly, individually